Exhibit 10.49

Certain identified information in this document has been excluded because it is both (i) not material and (ii) the type that the registrant treats as private or confidential, and has been marked with “[***]” to indicate where omissions have been made.

FIRST AMENDMENT TO AMENDED AND RESTATED EXCLUSIVE LICENSE AGREEMENT

This First Amendment (the “Agreement Amendment”) is made as of December 16, 2020 (“Amendment Effective Date”), by and between the University of Utah Research Foundation, having its principal place of business at 615 Arapeen Drive, Suite 310, Salt Lake City, UT 84108 (“Licensor”), and Kineta Chronic Pain, LLC, having its principal place of business at 219 Terry Avenue North, Ste. 300, Seattle, WA 98109 (“Licensee”).

RECITAL

WHEREAS, Licensor and Licensee have previously entered into a license agreement on May 17, 2012, University Control No. 1675, which agreement was subsequently amended on April 9, 2018, and subsequently amended and restated on July 28, 2020 (the “Agreement”), for certain rights to technology developed at the University of Utah, generally characterized as: “Novel Compounds for Treating Pain” and assigned University of Utah identification numbers U-2902 and U-4079;

WHEREAS, Licensor and Licensee wish to amend the Agreement to update Exhibit A, based on Patent Rights that Licensee wishes to maintain;

NOW THEREFORE, for and in consideration of the covenants, conditions and undertakings hereinafter set forth, the parties hereby agree as follows:

AMENDMENT

1.	Capitalized terms used but not otherwise defined in this Agreement Amendment shall have the meanings ascribed in the Agreement.

2.	Exhibit A of the Agreement is hereby replaced in its entirety with the following:

[***]

3.	Agreement. Except as provided herein or as may be required to effectuate the intent of the parties with respect to the amendments described in paragraph 1 hereof, all other terms of the Agreement shall remain in full force and effect.

4.	Further Assurances. Each of Licensee and Licensor hereby agrees to execute, deliver, verify, acknowledge, and file any and all documents, instruments, or agreements as shall be necessary or appropriate to reflect the intent of the parties with respect to the amendments of the Agreement described herein.

5.	Entire Understanding. This Agreement Amendment constitutes the entire understanding between the parties hereto with respect to the subject matter hereof, and any modification of this Amendment shall be in writing and shall be signed by a duly authorized representative of each party”.

6.	Omnibus. This Agreement Amendment shall not be binding upon the party until signed below by or on behalf of each party. The headings of the several sections are inserted for convenience and are not intended to effect the meaning or interpretation of this Agreement Amendment. This Agreement Amendment has been negotiated at arm’s length between the parties, and each party and its counsel have participated fully in the review and revision thereof. Any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not apply in interpreting this Agreement Amendment. The language in this Agreement Amendment shall be interpreted as to its fair meaning and not strictly for or against any party. No amendment or modification of this Agreement Amendment shall be valid or binding upon the parties unless made in writing and signed by both parties hereto. The covenants, obligations and provisions of this Agreement Amendment are severable, and in the event that any covenant, obligation or provision of this Agreement Amendment shall be determined to be invalid or unenforceable under any controlling body of the law, such invalidity or unenforceability shall not in any way affect the validity or enforceability of the remaining covenants, obligations, or provisions hereof. The parties agree to use good faith, reasonable efforts to replace any illegal, invalid or unenforceable provision with a legal, valid and enforceable provision that preserves the original intent of the parties. In assuming and performing the respective obligations under this Agreement Amendment the parties are each acting as independent parties and neither shall be considered or represent itself as a joint venture, partner, franchisee, agent or employee of the other. This Agreement Amendment may be signed in counterparts, each of which when taken together shall constitute one fully executed document. Executed, scanned and electronically transmitted signatures and electronic signatures shall be deemed original signatures for purposes of this Agreement Amendment and all matters related thereto, with such scanned and electronic signatures having the same legal effect as original signatures.

IN WITNESS WHEREOF, LICENSOR AND LICENSEE have executed this Agreement Amendment by their respective officers hereunto duly authorized, on the day and year hereinafter written.

“LICENSEE”		“LICENSOR”

Kineta Chronic Pain, LLC		UNIVERSITY OF UTAH RESEARCH FOUNDATION

By:	/s/ Craig Philips	By:	/s/ Keith Marmer
(Signature)		(Signature)

Name:	Craig Philips	Name:	Keith Marmer
(Please Print)		(Please Print)

Title:	President	Title:	Chief Innovation and Economic Engagement Officer

Date:	12/11/2020	Date:	12/12/2020

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